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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 24, 2003


                          WESTERN WIRELESS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Washington                   000-28160                   91-1638901
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


3650 131st Avenue S.E. Bellevue, Washington                         98006
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (425) 586-8700


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          (Former name or former address, if changes since last report)
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ITEM 5. Other Events

On June 24, 2003, Western Wireless International Corporation, a subsidiary of Western Wireless Corporation announced the closing of the previously announced sale of its 19% interest in VIPnet d.o.o., a Croatian wireless operator, to Mobilkom Austria Aktiengesellschaft & CO KG.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibit

      99.1        Press release dated June 24, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTERN WIRELESS CORPORATION
                                               (Registrant)

Date: June 24, 2003                    By:      /s/ Jeffrey A. Christianson
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                                       Jeffrey A. Christianson
                                       Senior Vice President and General Counsel